UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) January 27, 2006

Wachovia Corporation

(Exact Name of Registrant as Specified in Its Charter)

North Carolina

(State or Other Jurisdiction of Incorporation)

1-10000	56-0898180
(Commission File Number)	(IRS Employer Identification No.)

One Wachovia Center Charlotte, North Carolina	28288-0013
(Address of Principal Executive Offices)	(Zip Code)

(704) 374-6565

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02. Termination of a Material Definitive Agreement.

As discussed below in Item 5.02, Wallace D. Malone, Jr., Vice Chairman and a director of the Wachovia Corporation (“Wachovia”) board of directors, will terminate his employment with Wachovia and retire effective as of January 31, 2006. As previously disclosed in Wachovia’s proxy statement for its 2005 annual meeting of stockholders and the proxy statement for the special meeting of stockholders to approve Wachovia’s merger with SouthTrust Corporation (“SouthTrust”), Mr. Malone entered into an amended and restated employment agreement with SouthTrust Corporation in January 1996, which obligations Wachovia assumed in connection with the merger of SouthTrust and Wachovia in November 2004. Following the merger, certain changes to Mr. Malone’s duties entitled him to terminate his employment with Wachovia for “good reason” under his employment agreement. Mr. Malone’s retirement will have the effect of terminating his employment agreement for “good reason”, as well as the Wallace D. Malone, Jr. Nonqualified Deferred Compensation Plan and Agreement, as amended, and the Wallace D. Malone, Jr. Second Nonqualified Deferred Compensation Plan and Agreement. Upon his retirement and as previously disclosed in Wachovia’s prior proxy statements, Mr. Malone also will be entitled to certain benefits under various other benefit plans, including Wachovia’s deferred compensation plan, the SouthTrust non-contributory, defined benefit pension plan for all SouthTrust employees and several supplemental retirement arrangements which SouthTrust maintained and which obligations Wachovia assumed following the SouthTrust merger.

Employment Agreement

Pursuant to the terms of his employment agreement, in addition to amounts already earned, Mr. Malone is entitled to receive annual termination payments for a period of five years following his retirement in the amount of $6.67 million, which is equal to Mr. Malone’s annual base salary immediately prior to his retirement ($1 million) and his highest annual bonus for the prior five year period ($5.67 million). Mr. Malone’s employment agreement also provides that he is entitled to retain the automobile owned by Wachovia that he is using at the time of his retirement, valued at approximately $58,500. In accordance with his employment agreement, Mr. Malone will be provided with office space and administrative support for a period of five years. The expected cost of comparable office space and administrative support is $200,000 annually, grossed-up for any tax impact. Additional payments will be made to Mr. Malone under his employment agreement to reimburse him for any excise taxes that may be owed in the event that payments under his employment agreement are “excess parachute payments” under the Internal Revenue Code. Pursuant to the terms of an amendment to Mr. Malone’s employment agreement in December 2005 to comply with the requirements of Section 409A of the Internal Revenue Code, a six-month delay period will apply to all payments to which Mr. Malone is entitled under his employment agreement.

Stock Incentive Awards

On his retirement, Mr. Malone will hold stock incentive awards that have not yet become vested. Because Mr. Malone meets the requirements for “retirement” under those awards and the applicable stock incentive plans under which the awards were granted, the unvested portion of the awards will become fully vested at retirement and the stock options will remain exercisable for their full term.

Deferred Compensation Benefits

During his employment with SouthTrust and Wachovia, Mr. Malone participated in deferred compensation benefit plans pursuant to which he elected to defer receipt of compensation previously earned and reported in SouthTrust’s and Wachovia’s respective proxy statements during the applicable period. Amounts deferred increase or decrease in value based on the investment elections of the participants in such plans. Under the Wallace D. Malone, Jr. Nonqualified Deferred Compensation Plan and Agreement, as amended, Mr. Malone was granted certain shares of restricted stock as previously reported and is entitled to a one-time payment of shares of common stock vested under that plan by March 15, 2007. This deferred benefit has a market value of approximately $34.61 million based on Mr. Malone’s account balance as of December 31, 2005 and the January 24, 2006 closing price of Wachovia common stock. Under the Wallace D. Malone, Jr. Second Nonqualified Deferred Compensation Plan and Agreement, Mr. Malone previously earned and reported certain compensation benefits and is entitled to receive a lump sum payment in the amount of $7.58 million. Under the Wachovia Elective Deferral Plan and the Amended and Restated SouthTrust Deferred Compensation Plan, Mr. Malone previously earned and reported certain compensation benefits and is entitled to receive annual retirement benefits (subject to earnings adjustments) in the amount of approximately $321,250 for a period of ten years and $1.30 million for a period of fifteen years, respectively. Under the Amended and Restated SouthTrust Executive Deferred Compensation Plan, Mr. Malone previously earned and reported certain compensation benefits and is entitled to receive $480,000 annually for the remainder of his life.

Pension and Additional Supplemental Retirement Benefits

Under the SouthTrust Supplemental Retirement Benefit Plan, Mr. Malone is entitled to a lump sum payment (subject to earnings adjustments) in the amount of approximately $1.66 million. In addition, lump sum payments aggregating $33.88 million are payable to Mr. Malone following his retirement under the SouthTrust noncontributory, defined benefit pension plan for all SouthTrust employees and several other SouthTrust supplemental retirement arrangements in which Mr. Malone participated. Wachovia assumed SouthTrust’s obligations under these arrangements following the SouthTrust merger.

Miscellaneous

Mr. Malone also is entitled to receive certain benefits payable to retired Wachovia employees generally, including accrued vacation and 401(k) savings plan payments. In addition, under the Wachovia Savings Restoration Plan available to certain Wachovia executives, Mr. Malone is entitled to receive an annual retirement benefit (subject to earnings adjustments) in the amount of approximately $10,545 for a period of ten years.

The non-competition provision of Mr. Malone’s employment agreement will apply for a period of thirty-six months following his retirement.

The benefits to which Mr. Malone is entitled are subject to the terms of the applicable Wachovia agreement or plan. This summary of those benefits is qualified in its entirety by reference to such agreements and plans, copies of which are filed as Exhibits (10)(a) through (10)(k) to this Report and incorporated herein by reference.

Item 5.02. Departure of Director or Principal Officers; Election of Directors; Appointment of Principal Officers.

Wallace D. Malone, Jr. will terminate his employment with Wachovia and retire as Vice Chairman and a member of Wachovia’s board of directors effective as of January 31, 2006. Mr. Malone’s retirement is not as a result of any disagreement with management. Mr. Malone is entitled to receive certain benefits upon termination of his employment and under the supplemental retirement arrangements in which he participates as discussed above in Item 1.02.

Mr. Malone, 69, served as Vice Chairman and a director of Wachovia since November 2004, and previously served as Chairman, President and Chief Executive Officer of SouthTrust Corporation prior to the merger of SouthTrust with Wachovia in November 2004.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits.

(10)(a)	Amended and Restated Employment Agreement for Wallace D. Malone, Jr. (Incorporated by reference to Exhibit 10(n) to SouthTrust’s 2001 Annual Report on Form 10-K.)

(10)(b)	Amendment No. 1 to Amended and Restated Employment Agreement for Wallace D. Malone, Jr. (Incorporated by reference to Exhibit (10)(b) to Wachovia’s Current Report on Form 8-K, filed December 22, 2005.)

(10)(c)	Amendment No. 2 to Amended and Restated Employment Agreement for Wallace D. Malone, Jr. (Incorporated by reference to Exhibit (10)(a) to Wachovia’s Current Report on Form 8-K, filed January 3, 2006.)

(10)(d)	SouthTrust Corporation Wallace D. Malone, Jr. Nonqualified Deferred Compensation Plan. (Incorporated by reference to Exhibit (10)(g) to SouthTrust’s 2001 Annual Report on Form 10-K.)

(10)(e)	Amendment 2005-1 to the SouthTrust Corporation Wallace D. Malone, Jr. Nonqualified Deferred Compensation Plan. (Incorporated by reference to Exhibit (10)(d) to Wachovia’s Current Report on Form 8-K, filed December 22, 2005.)

(10)(f)	Wachovia’s Elective Deferral Plan. (Incorporated by reference to Exhibit (4) to Legacy First Union’s Registration Statement No. 33-60913.)

(10)(g)	Amendment 2005-1 to Wachovia’s Elective Deferral Plan. (Incorporated by reference to Exhibit (10)(e) to Wachovia’s Current Report on Form 8-K filed December 22, 2005.)

(10)(h)	Amended and Restated SouthTrust Corporation Deferred Compensation Plan. (Incorporated by reference to Exhibit (10)(e) to SouthTrust’s 2001 Annual Report on Form 10-K.)

(10)(i)	Amended and Restated SouthTrust Corporation Executive Deferred Compensation Plan. (Incorporated by reference to Exhibit (10)(h) to SouthTrust’s 2001 Annual Report on Form 10-K.)

(10)(j)	SouthTrust Corporation Wallace D. Malone, Jr. Second Nonqualified Deferred Compensation Plan. (Incorporated by reference to Exhibit (10)(i) to SouthTrust’s 2001 Annual Report on Form 10-K.)

(10)(k)	Wachovia’s Savings Restoration Plan. (Incorporated by reference to Exhibit (10)(gg) to Wachovia’s 2002 Annual Report on Form 10-K.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WACHOVIA CORPORATION

Date: January 30, 2006	By:	/s/ Robert P. Kelly
	Name:	Robert P. Kelly
	Title:	Senior Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
(10)(a)	Amended and Restated Employment Agreement for Wallace D. Malone, Jr. (Incorporated by reference to Exhibit 10(n) to SouthTrust’s 2001 Annual Report on Form 10-K.)

(10)(b)	Amendment No. 1 to Amended and Restated Employment Agreement for Wallace D. Malone, Jr. (Incorporated by reference to Exhibit (10)(b) to Wachovia’s Current Report on Form 8-K, filed December 22, 2005.)

(10)(c)	Amendment No. 2 to Amended and Restated Employment Agreement for Wallace D. Malone, Jr. (Incorporated by reference to Exhibit (10)(a) to Wachovia’s Current Report on Form 8-K, filed January 3, 2006.)

(10)(d)	SouthTrust Corporation Wallace D. Malone, Jr. Nonqualified Deferred Compensation Plan. (Incorporated by reference to Exhibit (10)(g) to SouthTrust’s 2001 Annual Report on Form 10-K.)

(10)(e)	Amendment 2005-1 to the SouthTrust Corporation Wallace D. Malone, Jr. Nonqualified Deferred Compensation Plan. (Incorporated by reference to Exhibit (10)(d) to Wachovia’s Current Report on Form 8-K, filed December 22, 2005.)

(10)(f)	Wachovia’s Elective Deferral Plan. (Incorporated by reference to Exhibit (4) to Legacy First Union’s Registration Statement No. 33-60913.)

(10)(g)	Amendment 2005-1 to Wachovia’s Elective Deferral Plan. (Incorporated by reference to Exhibit (10)(e) to Wachovia’s Current Report on Form 8-K filed December 22, 2005.)

(10)(h)	Amended and Restated SouthTrust Corporation Deferred Compensation Plan. (Incorporated by reference to Exhibit (10)(e) to SouthTrust’s 2001 Annual Report on Form 10-K.)

(10)(i)	Amended and Restated SouthTrust Corporation Executive Deferred Compensation Plan. (Incorporated by reference to Exhibit (10)(h) to SouthTrust’s 2001 Annual Report on Form 10-K.)

(10)(j)	SouthTrust Corporation Wallace D. Malone, Jr. Second Nonqualified Deferred Compensation Plan. (Incorporated by reference to Exhibit (10)(i) to SouthTrust’s 2001 Annual Report on Form 10-K.)

(10)(k)	Wachovia’s Savings Restoration Plan. (Incorporated by reference to Exhibit (10)(gg) to Wachovia’s 2002 Annual Report on Form 10-K.)